Exhibit 32.2

Section 1350 CERTIFICATION

In connection with this Quarterly Report of High Wire Networks, Inc. (the “Company”) on Form 10-Q for the quarter ended September 30, 2022, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel Sullivan, Interim Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 14, 2022

By:	/s/ Daniel Sullivan
Daniel Sullivan
Chief Financial Officer
(Principal Financial Officer)